RiverPark Funds Trust

RiverPark Short Term High Yield Fund

Institutional Class (RPHIX)

Retail Class (RPHYX)

Supplement dated October 11, 2022 to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated January 26, 2022 (collectively, the “Disclosure Documents”) of the RiverPark Short Term High Yield Fund (the “Fund”).

This supplement provides new and additional information beyond that contained in the Disclosure Documents and should be read in conjunction with the Disclosure Documents.

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Effective as of the close of business on October 12, 2022, the “Purchase and Sale of Fund Shares” section of the Fund’s Summary Prospectus shall be updated by adding the following after the second sentence of the first paragraph of such section:

“Existing shareholders will include shareholders of record AND clients of any financial adviser or planner who has client assets invested in the Fund.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.